Exhibit 10.41

THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED BY THE OPERATING AGREEMENT OF THE COMPANY AND UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

No. [•]

CLASS A UNIT PURCHASE WARRANT

KADMON HOLDINGS, LLC

THIS WARRANT (this “Warrant”), dated as of [•], is issued by KADMON HOLDINGS, LLC, a Delaware limited liability company (the “Company”), to [•], with a mailing address set forth on the signature page (the “Warrant Holder”).

WHEREAS, the Company wishes to grant the Warrant Holder and the Warrant Holder wishes to receive the right to purchase the Interests (as defined below) of the Company on the terms and conditions set forth in this Warrant.

NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1.                                      Definitions.

As used in this Warrant, the following terms shall have the meanings ascribed to them below.

“Act” shall mean the Securities Act of 1933, as amended, and any successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect from time to time.

“Affiliate” of a Person means a Person, directly or indirectly, controlled by, controlling or under common control with such Person.

“Interests” means [•] Class A Membership Units in the Company. “Exercise Price” shall have the meaning set forth in Section 2.2.

“Person” shall mean an individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, government (or any department or agency thereof) or other entity.

In addition, certain other terms used herein have definitions otherwise ascribed to them herein.

2.                                      Grant and Terms of Rights Under this Warrant.

2.1                               Grant of Rights Under this Warrant.  On the terms and conditions set forth below, and in reliance upon the representations and covenants of the Warrant Holder set forth below, the Company hereby grants to the Warrant Holder as of the date hereof, the right to purchase the Interests. The rights of the Warrant Holder set forth in this Warrant shall expire on the tenth anniversary of the date hereof.

2.2                               Exercise Price.  The Exercise Price for the purchase of the Interests shall be $[•] per Class A Membership Unit.

2.3                               Exercisability.

The right of the Warrant Holder to purchase Interests under this Warrant are vested and the exercisable by the Warrant Holder at any one time in accordance with the procedures outlined in Section 3 below, subject to the termination, expiration, cancellation, lapsing and other provisions contained herein.

2.4                               Adjustments Upon Changes in Capitalization.

In the event any merger, reorganization, consolidation, recapitalization, spinoff, equity interest dividend, equity interest split, reverse equity interest split or extraordinary distribution with respect to the Company’s equity interests or other change in corporate structure affecting the Company’s equity interests occurs, the Company will make such substitution or adjustment in the aggregate number of Interests, and Exercise Price for, and/or such other substitution or adjustments as the Company may determine to be fair and appropriate in its sole discretion, provided that, in no case shall such determination adversely affect in any material respect the rights of the Warrant Holder.

3.                                      Method of Exercise.

(a)                                 Subject to the provisions of this Warrant, the Warrant Holder may exercise its rights under this Warrant in respect of the Interests, at any time through the term of this Warrant by giving written notice of exercise to the Company. Such notice shall be accompanied by payment in full of the Exercise Price for the Interests by certified or bank check or such other instrument or method of payment as the Company may accept.

(b)                                 No Interests shall be issued until full payment therefor has been made. The Warrant Holder shall have all of the rights of an equityholder of the Company (including the right to vote the equity interests, if applicable, and the right to receive dividends and distributions) only when the Warrant Holder has given written notice of exercise, has paid in full for such Interests and signed a joinder agreement related to the Company’s LLC Agreement and, if requested, (i) the Warrant Holder has represented to and agreed with the Company in writing that the Warrant Holder is acquiring the Interests without a view to the distribution thereof and (ii) the Warrant Holder has made any such other representations and warranties that the Company may deem appropriate.

(c)                                  Notwithstanding anything in this Warrant to the contrary, the Company may delay the issuance of Interests covered by this Warrant and the delivery of a certificate (if certificated) for such Interests until one of the following conditions is satisfied: (i) the Interests purchased are at the time of issuance effectively registered or qualified under applicable federal and state securities laws or (ii) the Interests to be issued are exempt from registration and qualification under applicable federal and state securities laws.

4.                                      Interests; Transferability of Interests.  The Warrant Holder shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any of its rights hereunder without first complying with the terms of the LLC Agreement.

5.                                      Warrant Holder’s Representations, Warranties and Agreements.

In connection with the exercise of any of its rights under this Warrant, the Warrant Holder shall make to the Company, in writing, any such additional representations, warranties and agreements in connection with such exercise and investment in Interests as the Company shall reasonably request.

6.                                      Successors.

6.1                               This Warrant is personal to the Warrant Holder and, without the prior written consent of the Company, shall not be transferable or assignable by the Warrant Holder and any purported transfer or assignment without consent shall be void. This Warrant shall inure to the benefit of and be enforceable by the Warrant Holder’s legal representatives.

6.2                               This Warrant shall inure to the benefit of and be binding upon the Company and its successors and assigns.

7.                                      Miscellaneous.

7.1                               This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. The captions of this Warrant are not part of the provisions hereof and shall have no force or effect. This Warrant may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

7.2                               All notices and other communications in respect of this Warrant shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed if to the Warrant Holder, at the address set forth on the signature page hereto, and if to the Company: Kadmon Holdings, LLC, 450 East 29th Street, New York, New York 10016, or to such other addresses as either party furnishes to the other in writing in accordance with this Section 7.2. Notices and communications shall be effective when actually received by the addressee.

7.3                               The invalidity or unenforceability of any provision of this Warrant shall not affect the validity or enforceability of any other provision of this Warrant.

7.4                               The Warrant Holder’s or the Company’s failure to insist upon strict compliance with any provision of, or to assert any right under, this Warrant shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Warrant.

7.5                               The Warrant Holder and the Company each acknowledges that this Warrant constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, among the parties or either of them, with respect to the subject matter hereof.

7.6                               This Warrant was received by the Warrant Holder from [•] by way of assignment on the date hereof.

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IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first above written.

KADMON HOLDINGS, LLC

By:
Name: Samuel D. Waksal
Title: Chairman and Chief Executive Officer

WARRANT HOLDER

By:

Name:

SSN/EIN: